UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  November 17, 1998




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                        Commission File no. 2-92949-S
                 IRS Employer Identification no. 91-1238077

                             415 N. Quay St. #4
                            Kennewick  WA  99336
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On November 17, 1998, the Company issued a press release with summary financial performance figures for the quarter ending September 30, 1998. This press release is incorporated by reference and is attached hereto as Exhibit 99.7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.7 -  Press release issued November 17, 1998.















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                               ELECTRONIC SYSTEMS TECHNOLOGY, INC.


                               /s/   T.L. KIRCHNER

                               By: T.L. Kirchner
                               President
                               Date: November 23, 1998